Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Supplement dated December 22, 2009

to the Prospectus dated May 1, 2009

            Change to the Calculation of the Inflation Adjustment in the Distribution Rate

The “Goals and strategy” section of the prospectus currently states that:

“the fund intends to increase the distribution rate annually by the rate of inflation (Rate of Inflation) as measured by the average annual change in the Consumer Price Index (All Urban Consumers) over the three year period ended December 31 of each year.”

This section is modified to state:

“the fund intends to increase the distribution rate annually by the rate of inflation as measured by the average annual change in the Consumer Price Index (All Urban Consumers) over the three year period ended November 30 of each year.”

            Portfolio Manager Changes

MFC Global (U.S.A.) is the subadviser to the Retirement Distribution Portfolio and the Retirement Rising Distribution Portfolio.  Effective January 1, 2010, the persons listed below will serve as additional portfolio managers to each of these funds.  Messrs. Evans, Orlich, Schmeer and Warlow will also continue to serve as portfolio managers.  For more information about the portfolio managers, including information about their compensation, other accounts they manage and any investments they may have in the funds, see the SAI.

Bruce Speca

•         Portfolio manager of the fund since 2010

•         Chief Investment Officer and Executive Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 2003 and MFC Global (U.S.A.) in 2009

Bob Boyda

•         Portfolio manager of the fund since 2010

•         Senior Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 1997 and MFC Global (U.S.A.) in 2009

Steve Medina

•         Portfolio manager of the fund since 2010

•         Senior Vice President, the Adviser

•         Vice President and Portfolio Manager, MFC Global (U.S.A.)

•         Joined the Adviser in 1998 and MFC Global (U.S.A) in 2009

Strategic Income Fund

Supplement dated December 22, 2009

To the Prospectus dated December 31, 2008

The name of the John Hancock Funds II Strategic Income Fund has changed to Strategic Income Opportunities Fund.

In addition, the Fund is giving notice that, 60 days following the date of this supplement, the following changes will be made to the Investment Objective and Investment Strategies of the Fund as described in the “Investment Objectives and Strategies, Risks and Performance” section of the Fund’s prospectus:

•         A change to the investment objective reflecting the intention to seek total return consisting of both income and capital appreciation:

Current Objective: To seek a high level of current income.

New Objective: To seek to maximize total return consisting of current income and capital appreciation.

•         Changes to the following investment policies to reflect investments for non-hedging purposes in foreign currencies and foreign currency derivatives.

a)       Investments allowed under the 80% policy (changes in bold)

Current Policy: Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities:  foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high-yield bonds.

New Policy: Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or non-U.S. currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds and investment grade corporate bonds, and currency instruments.

b)       Derivatives (changes in bold)

Current Policy: The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities.

New Policy: The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. The fund may invest significantly in currency derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.

No more than 80% of the Fund’s assets will consist of instruments denominated in non-US currency.